WEBSITE DEVELOPMENT COSTS	12 Months Ended
Sep. 30, 2013
Notes to Financial Statements
NOTE 4 – WEBSITE DEVELOPMENT COSTS

Software Development Costs

Capitalized software development costs as of September 30, 2013 and 2012 were $517,766 and $507,216, respectively.  Amortization on the capitalized costs commenced in September 2012, upon activation of the website.

The Company reviewed is non-amortized intangible asset (trademark) to determine if its value had been impaired in any way during the years presented, and concluded that its carrying amount is recoverable.

The following table summarizes the Company’s intangible assets at September 30, 2013 and 2012:

	September 30,
	2013	2012
Website development costs	517,766	507,216
Trademarks	10,560	2,430
	528,326	509,646
Less: Accumulated amortization	(176,180)	(4,632)
Total intangibles, net	352,146	505,014

The Company’s estimate of future amortization expense is detailed in the table below:

Year Ending September 30,
2014	171,524
2015	170,062